                                                                       EXHIBIT 1

                     _________________ Preferred Securities

                         VIRGINIA POWER CAPITAL TRUST I
                               (a Delaware Trust)

                        ___% Trust Preferred Securities
                (Liquidation Amount $25 Per Preferred Security)

                             UNDERWRITING AGREEMENT


                                                             _____________, 1995



Lehman Brothers Inc.
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

     Virginia Power Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (S)(S) 3801 et seq.), and Virginia Electric and Power Company, a Virginia corporation (the "Company" and, together with the Trust, the "Offerors") confirm their agreement (the "Agreement") with you and each of the other Underwriters named in Schedule I hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom you are acting as representative (in such capacity, you shall hereinafter be referred to as the "Representative"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of ___% Trust Preferred Securities (liquidation amount $25 per preferred security) of the Trust ("Preferred Securities") set forth in
Schedule I. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Guarantee Agreement"), dated as of ____________, 1995, between the Company and Chemical Bank, as trustee (the "Guarantee Trustee"). The Preferred Securities and the related Guarantee are referred to herein as the "Securities."

     The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-_____) and a related preliminary prospectus for the registration under the Securities Act of 1933 (the "1933 Act") of (i) the Preferred Securities, (ii) the Guarantee, and (iii) the

Junior Subordinated Notes (as defined below) to be issued and sold to the Trust by the Company, have filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended) and the prospectuses constituting a part thereof (including, in each case, all documents incorporated or deemed to be incorporated by reference therein pursuant to item 12 of Form S-3 under the 1933 Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that, if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Preferred Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus (the "Incorporated Documents"), as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered. The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") and will be used by the Trust to purchase the $139,175,258 of ____% Junior Subordinated Notes (the "Junior Subordinated Notes") to be issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Trust Agreement, dated as of ___________, 1995 (the "Trust Agreement"), among the Company, as

Depositor, J. Kennerly Davis, Jr. and James P. Carney (the "Administrative Trustees"), Chemical Bank Delaware, a Delaware banking corporation (the "Delaware Trustee") and Chemical Bank, a New York banking corporation
(the "Property Trustee" and, together with the Delaware Trustee and the Administrative Trustees, the "Trustees"), as trustees, and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Notes will be issued pursuant to an indenture, dated as of ___________, 1995 (the "Base Indenture"), between the Company and Chemical Bank, as trustee (the "Debt Trustee"), and a first supplemental indenture to the Base Indenture, dated as of _____________, 1995 (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

     SECTION 1.  REPRESENTATIONS AND WARRANTIES.  The Offerors jointly and
                 ------------------------------
severally represent and warrant to each Underwriter as follows:

          (a) The Registration Statement as heretofore filed with the Commission, a copy of which as so filed has been delivered to the Underwriters, has been declared effective. So long as the Underwriters are required pursuant to the 1933 Act to deliver a prospectus to purchasers of the Securities, the Offerors will not file any amendment or supplement to the Registration Statement or the Prospectus unless the Underwriters shall have been advised of the proposed amendment or supplement and the same shall not have been disapproved as to substance by the Underwriters or as to form by McGuire, Woods, Battle & Boothe, L.L.P., who are acting as counsel for the Underwriters.

          (b) No order suspending the effectiveness of the Registration Statement or otherwise preventing or suspending the use of the Prospectus has been issued by the Commission and is in effect and no proceedings for that purpose are pending before or, to the knowledge of the Company, threatened by, the Commission. The Registration Statement and the Prospectus comply in all material respects, in form and in substance, with the provisions of the 1933 Act, 1934 Act, the Trust Indenture Act of 1939 (the "1939 Act"), the 1933 Act Regulations, the 1934 Act Regulations, and the rules and regulations under the 1939 Act (the "1939 Act Regulations"), and neither the Registration Statement nor the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the foregoing representations and warranties in this subsection (b) shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon information furnished herein or in writing to the Offerors by the Underwriters or on the Underwriters' behalf for use in the

     Registration Statement or Prospectus; and provided, further, that the foregoing representations and warranties are given on the basis that any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of the Registration Statement or Prospectus to the extent that the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

          (c) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

          (d) To the best of the Company's knowledge, Deloitte & Touche LLP, the accountants who certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition of the Company, financial or otherwise. The Company has no material contingent financial obligation that is not disclosed in the Registration Statement and Prospectus.

          (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any material adverse change or, to the best of the Company's knowledge, any development involving a prospective material adverse change in or affecting the general affairs, financial condition, or results of operations of the Trust.

          (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under this Agreement, the Trust Agreement, the Indenture and the Guarantee and to purchase, own, and hold the Common Securities issued by the Trust; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or in good standing which, taken as a whole, would not have a material adverse effect on the Company.

          (h) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement and the Trust Agreement; the Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (i) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the Trust and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and, on the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (j) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

          (k) The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrative Trustees, and assuming due authorization, execution and delivery of the Trust Agreement by the Delaware Trustee and the Property Trustee, the Trust Agreement will, on the Closing Date, be a valid and binding obligation of the Company and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the

     "Bankruptcy Exceptions") and will conform to all statements relating thereto in the Prospectus; and, on the Closing Date, the Trust Agreement will have been duly qualified under the 1939 Act.

          (l) The Guarantee Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, the Guarantee Agreement will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantee and the Guarantee Agreement will conform to all statements relating thereto contained in the Prospectus; and, on the Closing Date, the Guarantee Agreement will have been duly qualified under the 1939 Act.

          (m) The Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Trust Agreement and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and (subject to the terms of the Trust Agreement) holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

          (n) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Debt Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture will conform to all statements relating thereto contained in the Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.

          (o) The Junior Subordinated Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform to all statements relating thereto in the Prospectus.

          (p) The Company's obligations under the Guarantee are subordinate and junior in right of payment to all liabilities of the Company and are pari
                                                                          ----
     passu with the preferred stock issued by the Company.
     -----

          (q) The Junior Subordinated Notes are subordinated and junior in right of payment to all "senior indebtedness" (as defined in the Supplemental Indenture) of the Company.

          (r) The Preferred Securities, the Common Securities, the Trust Agreement, the Guarantee Agreement and Junior Subordinated Notes will conform in all respects to the terms of the relevant order or orders of the State Corporation Commission of Virginia (the "Virginia Commission") now or hereafter in effect with respect thereto.

          (s) Each of the Administrative Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

          (t) None of the Offerors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (u) The execution, delivery and performance by the Offerors of this Agreement, the Trust Agreement, the Preferred Securities, the Common Securities, the Indenture, the Junior Subordinated Notes, the Guarantee Agreement and the Guarantee and the consummation by the Offerors of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder shall have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors and do not and will not result in any violation of the Articles of Incorporation or Bylaws of the Company, or the Trust Agreement or related Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust or the Company is a party or by which either of them may be bound or to which any of their properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Trust or the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or the Company, or any of their respective properties.

          (v) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Junior Subordinated Notes or the Guarantee hereunder, except (A) such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws; (B) the qualification of the Trust Agreement, the Guarantee Agreement and the Indenture under the 1939 Act and
     (C) the approval of the Virginia Commission.

          (w) Each of the Offerors is in compliance with all provisions of
     Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business With Cuba.

     SECTION 2.     SALE AND DELIVERY TO UNDERWRITERS; CLOSING.
                    -------------------------------------------

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in Schedule II hereto, the number of Preferred Securities set forth in
Schedule I opposite the name of such Underwriter, plus any additional number of Preferred Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     The purchase price per security to be paid by the several Underwriters for the Preferred Securities shall be an amount equal to the initial public offering price set forth on Schedule II, which is a fixed price determined by agreement between the Representative and the Offerors. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Junior Subordinated Notes of the

Company, the Company hereby agrees to pay on the Closing Date (as defined below) to the Representative, for the accounts of the several Underwriters, a commission per Preferred Security as set forth on Schedule II for the Preferred Securities to be delivered by the Trust hereunder on the Closing Date.

     (b) Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the offices of Hunton & Williams, 200 Park Ave., New York, New York or at such other place as shall be agreed upon by the Representative and the Trust, at 10:00 A.M., New York time, on the fifth business day (unless postponed in accordance with the provisions of Section 10) after execution of this Agreement or such other time, place or date as shall be agreed upon by the Representative, the Trust and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Trust by check or checks in New York Clearing House funds at the Closing Date, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Representative may request in writing at least two business days before the Closing Date. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. The Representative, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose check has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

     The certificate(s) for the Preferred Securities will be made available for examination and packaging by the Representative not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

     On the Closing Date, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof by check or checks payable to the Representative in New York Clearing House funds.

     SECTION 3.     COVENANTS OF THE OFFERORS.  Each of the Offerors jointly and
                    -------------------------
severally covenants with each Underwriter as follows:

          (a) The Offerors, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference unless specifically requested). As soon as the Company is advised thereof, it will advise the Representative orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Offerors will deliver to the Underwriters sufficient conformed copies of the Registration Statement and Prospectus and of all amendments thereto (in each case without exhibits) for distribution of one to each Underwriter and, from time to time, as many copies of the Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

          (b) The Offerors will furnish the Underwriters with copies of each further amendment and supplement to the Prospectus relating to the offering of the Preferred Securities in such quantities as the Underwriters may from time to time reasonably request. If, during the period when the delivery of a prospectus shall be required by law in connection with the sale of any Preferred Securities by an Underwriter or dealer, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Preferred Securities and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Preferred

     Securities after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the 1934 Act Regulations; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Underwriters and McGuire, Woods, Battle & Boothe, L.L.P.

          (c) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Preferred Securities (and the Guarantee) and the Junior Subordinated Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representative may designate; provided, however, that neither of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

          (d) The Trust will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Trust (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

          (e) The Offerors will use best efforts to effect the listing of the Preferred Securities (including the Guarantee with respect thereto) on the New York Stock Exchange; if the Preferred Securities are exchanged for Junior Subordinated Notes, the Company will use its best efforts to effect the listing of the Junior Subordinated Notes on the exchange on which the Preferred Securities were then listed.

          (f) During a period of 30 days from the date of this Agreement, neither the Trust nor the Company will, without the Representative's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or the Junior Subordinated Notes or any debt securities substantially similar to the Junior Subordinated Notes or equity securities substantially similar to the Preferred Securities (except for the Junior Subordinated Notes and the Preferred Securities issued pursuant to this Agreement).

     SECTION 4.     PAYMENT OF EXPENSES.  The Company will pay all expenses
                    -------------------
incident to the performance of each Offerors' obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Preferred Securities to the Underwriters, (iii) the fees and disbursements of the Company's and the Trust's counsel and accountants, (iv) the qualification of the Preferred Securities, the Guarantee and the Junior Subordinated Notes under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey, (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Junior Subordinated Notes, (ix) the fees and expenses of the Delaware Trustee, and the Guarantee Trustee, including the fees and disbursements of counsel for the Delaware Trustee in connection with the Trust Agreement and the related Certificate of Trust, (x) the fees and disbursements of Potter Anderson & Corroon as Delaware counsel to the Trust, (xi) any fees payable in connection with the rating of the Preferred Securities and Junior Subordinated Notes, (xii) the fees and expenses incurred in connection with the listing of the Preferred Securities (and the related Guarantee) and, if applicable, the Junior Subordinated Notes on the New York Stock Exchange, and (xiii) the cost and charges of any transfer agent or registrar and (xiv) the cost of qualifying the Preferred Securities with The Depository Trust Company.

     In addition, if this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9 hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5.     CONDITIONS OF UNDERWRITERS' OBLIGATIONS.  The obligations of
                    ---------------------------------------
the Underwriters to purchase and pay for the Preferred Securities are subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b). The Underwriters shall have received, prior to payment for the Preferred Securities, a certificate dated the Closing Date and signed by the President or any Vice President of the Company to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

          (b) An order or orders of the Virginia Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representative, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

          (c) On the Closing Date the Representative shall have received:

               (1) The opinion, dated as of the Closing Date, of Hunton & Williams, counsel for the Company, substantially in the form attached hereto as Schedule III.

               (2) The opinion, dated as of the Closing Date, of Potter Anderson & Corroon, Delaware counsel to the Trust, substantially in the form attached hereto as Schedule IV.

               (3) The opinion, dated as of the Closing Date, of Richards, Layton & Finger, Delaware counsel to Chemical Bank Delaware, as Delaware Trustee under the Trust Agreement, substantially in the form attached hereto as Schedule V.

               (4) The opinion, dated as of the Closing Date, of Cravath, Swaine & Moore, counsel to the Property Trustee, the Guarantee Trustee and the Debt Trustee, substantially in the form attached hereto as Schedule VI.

               (5) The favorable opinion, dated as of the Closing Date, of McGuire, Woods, Battle & Boothe, L.L.P., counsel for the Underwriters, substantially in the form attached hereto as Schedule VII.

               (6) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the Chairman of the Board, the President or any Vice President of the Company and a certificate of the Administrative Trustees of the Trust, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Trust and the Company have complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

               (7) On the Closing Date, the Representative shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Representative.

               (8) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representative and McGuire, Woods, Battle & Boothe, L.L.P., counsel for the Underwriters.

               (9) On the Closing Date, there shall not have occurred any decrease in the ratings of any of the debt securities of the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act).

              (10) On the Closing Date, the Preferred Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

               If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Offerors at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

     SECTION 6.     CONDITIONS OF THE OBLIGATION OF THE OFFERORS.  The
                    --------------------------------------------
obligations of the Offerors shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

     SECTION 7.     INDEMNIFICATION.
                    ---------------

     (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or any other statute or common law and to reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, or in either such document as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or any preliminary prospectus (if and when used prior to the effective date of the Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the foregoing agreement, insofar as it relates to any preliminary prospectus, shall not inure to the benefit of any Underwriter (or to the benefit of any person who controls such Underwriter) on account of any losses, claims, damages or liabilities arising out of the sale of any of the Preferred Securities by such Underwriter to any person if a copy of the Prospectus (as supplemented or amended, if the

Offerors shall have made any supplements or amendments which have been furnished to the Underwriters), which Prospectus cures any omission or misstatement upon which such losses, claims, damages or liabilities are based, shall not have been sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale to such person; and provided, further, however, that the indemnity agreement contained in this Section shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished herein or otherwise in writing to the Company by or on behalf of any Underwriter for use in the Registration Statement or the Prospectus. The indemnity agreement of the Offerors contained in this Section and the representations and warranties of the Offerors contained in
Section 1 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Preferred Securities.

     (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Section 7(a) hereunder.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Offerors, their respective officers and directors, each other Underwriter, and each person who controls any thereof within the meaning of
Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in either such document as amended or supplemented (if any amendments or supplements thereof shall have been furnished), or any preliminary prospectus (if and when used prior to the effective date of the Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished herein or in writing to the Company by or on behalf of such Underwriter for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or any preliminary prospectus. The indemnity agreement of the respective Underwriters contained in this Section shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company, or any such other Underwriter or any such controlling person, and shall survive the delivery of the Preferred Securities.

     Each Underwriter represents and warrants that its commitment to buy the Preferred Securities will not result in a violation of the financial responsibility requirements of Rule 15c3-1 under the Securities Exchange Act.

     (d) The Offerors and each of the Underwriters agree that, upon the receipt of notice of the commencement of any action against either of the Offerors or any of their respective officers or directors, or any person controlling either of the Offerors, or against such Underwriter or controlling person as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party (or parties) and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (or parties), the indemnified party shall have the right to select separate counsel to assert such legal defenses and to participate otherwise in the defense of such action on behalf of such indemnified party. The indemnifying party shall bear the reasonable fees and expenses of counsel retained by the indemnified party if (i) the indemnified party shall have retained such counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel, if necessary, reasonably satisfactory to all parties), representing the indemnified parties under (a) or (b), as the case may be, of this Section 7 who are parties to such action), (ii) the indemnifying party shall have elected not to assume the defense of such action, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     (e) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Offerors, on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations, including relative benefit. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting percentages determined by the ratio which the original purchase obligation of any Underwriter (which is the number of Preferred Securities set forth opposite their names in Schedule I hereto, or such amount increased as provided in Section 10 below) bears to the total number of Preferred Securities.

     SECTION 8.     REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
                    -----------------------------------------------------
DELIVERY.  All representations, warranties and agreements contained in this
- --------
Agreement, or contained in certificates of officers or Trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Offerors and shall survive delivery of the Preferred Securities to the Underwriters.

     SECTION 9.     TERMINATION OF AGREEMENT.
                    ------------------------

          (a) The Representative may terminate this Agreement, by notice to the Offerors, at any time at or prior to the Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Trust or the Company, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, (iii) if trading in the securities of the Company or its affiliates or the Preferred Securities has been suspended by the Commission, or if trading generally on the New York Stock Exchange has been suspended, limited or restricted or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said exchange or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Delaware authorities or (iv) if there has been any decrease in the ratings of any of the debt securities of the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act).

     (b) If this Agreement shall be terminated by the Underwriters pursuant to subsection (a) above or because of any failure or refusal on the part of the Offerors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Offerors shall be unable to perform their obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters, severally, for all out-of-pocket expenses (in addition to the fees and disbursements of their counsel as provided in Section
4) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder and, upon such reimbursement, the

Offerors shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

     SECTION 10.    DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.  If one or more
                    ------------------------------------------
of the Underwriters shall fail on Closing Date to purchase the Preferred Securities that it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the Preferred Securities, each of the non-defaulting Underwriters shall be obligated, severally and to jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the Preferred Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Offerors shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

     SECTION 11.    NOTICES.  All notices and other communications hereunder
                    -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 3 World Financial Center, New York, New York 10285, attention of _______________________; notices to the Trust, and the Company shall be directed to them at One James River Plaza, Richmond, Virginia 23219, attention of Treasurer.

     SECTION 12.    PARTIES.  This Agreement shall inure to the benefit of and
                    -------
be binding upon the Underwriters and the Trust, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13.    GOVERNING LAW AND TIME.  This Agreement shall be governed by
                    ----------------------
and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

     SECTION 14.    COUNTERPARTS.  This Agreement may be executed by any one or
                    ------------
more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                              Very truly yours,

                              VIRGINIA ELECTRIC AND POWER COMPANY


                              By:________________________________
                              Title:_____________________________

                              VIRGINIA POWER CAPITAL TRUST I


                              By: Virginia Electric and Power
                                  Company, as Depositor

                              -----------------------------------
                                  J. Kennerly Davis, Jr.
                                  Vice President, Treasurer
                                  and Corporate Secretary

CONFIRMED AND ACCEPTED,
as of the date first above written

LEHMAN BROTHERS INC.


By:______________________________________
           Authorized Signatory

For itself and as Representative of the other
Underwriters named in Schedule I hereto.

                                   SCHEDULE I


 NAME OF UNDERWRITER                    NUMBER OF SECURITIES
Lehman Brothers Inc.

TOTAL

                                  SCHEDULE II



Initial public offering price per
Preferred Security (and purchase
price per security to be paid by
the several Underwriters):  $___________

Compensation per Preferred Security
to be paid by the Company to the
several Underwriters in respect of
their commitments:  $__________ for any
Preferred Securities sold to certain
institutions; $__________ for Preferred
Securities sold to other purchasers

                                  SCHEDULE III



                            PROPOSED FORM OF OPINION


                                       OF



                               HUNTON & WILLIAMS
                               Riverfront Plaza
                             951 East Byrd Street
                           Richmond, Virginia  23219



                      RE:  VIRGINIA POWER CAPITAL TRUST I



                        ___% Trust Preferred Securities
                (liquidation amount $25 per Preferred Security)



                                 (Closing Date)

Lehman Brothers Inc., as Representative
3 World Financial Center
New York, New York  10285

                         VIRGINIA POWER CAPITAL TRUST I
                        ___% TRUST PREFERRED SECURITIES

Dear Sirs:

  We have acted as counsel to Virginia Electric and Power Company (the Company) in connection with (i) its formation of Virginia Power Capital Trust I (the Trust), a Delaware statutory business trust, pursuant to the amended and restated trust agreement dated as of __________ __, 1995 among the Company and the trustees named therein (the Trust Agreement); (ii) the Trust's issuance and sale of Preferred Securities evidencing approximately a 97% undivided interest therein (the Preferred Securities); (iii) the Trust's issuance and sale of Common Securities evidencing approximately a 3% undivided interest therein; (iv) its issuance and sale to the Trust of approximately $140,000,000 of its __% Junior Subordinated Notes (the Notes) pursuant to a Subordinated Note Indenture dated as of _______ __, 1995, by and between the Company and Chemical Bank, as trustee, as supplemented by the First Supplemental Indenture dated as of __________ __,1995 (collectively, the Indenture); and (v) its issuance of a guarantee (the Guarantee) of the Trust Securities pursuant to a guarantee agreement dated as of ________ __, 1995 (the Guarantee Agreement) between the Company and Chemical Bank, as trustee. The Preferred Securities are being sold to you today pursuant to the terms of an Underwriting Agreement dated _________ __, 1995, between the Company, the Trust and you, as Representative of the Underwriters (the "Underwriting Agreement"). This Opinion is being delivered to you as Representative pursuant to Section 5(c)(1) thereof.

  In rendering the opinions expressed below, we have examined the following documents:

  1. The registration statement on Form S-3 (No. 33-_____) pertaining to the Preferred Securities (the Registration Statement, which includes exhibits thereto and documents incorporated by reference), filed under the Securities Act of 1933, as amended (the Act), and the prospectus dated _________ __, 1995 filed with the Securities and Exchange Commission on ______ __, 1995 (the Prospectus), pursuant to which the Preferred Securities were offered and sold;

  2. the Trust Agreement;

  3. the Indenture;

  4. the Guarantee Agreement;

  5. the form of certificates evidencing the Preferred Securities and the form of the Notes; and

  6. the Underwriting Agreement.

The Trust Agreement, Indenture, Guarantee Agreement and the Underwriting Agreement are herein referred to as the Agreements.

  For purposes of the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals of such copies, (iii) the genuineness of signatures not witnessed by us, (iv) the legal capacity of natural persons, and
(v) the due authorization, execution and delivery of all documents by all parties and the validity and binding effect thereof (other than the authorization, execution and delivery of documents by the Company and the Administrative Trustees, and the validity and binding effect upon the Company and the Administrative Trustees.)

  As to factual matters, we have relied upon representations included in the Agreements, in documents delivered at the closing, and upon certificates of officers of the Company, and upon certificates of public officials. Whenever the phrases "to our knowledge" or "known to us" are used herein, it refers to the actual knowledge of the attorneys of this firm involved in the representation of the Company.

  The enforceability of the documents and instruments is subject to the provisions of bankruptcy, insolvency, reorganization, fraudulent conveyance or moratorium laws or laws relating to or affecting the rights of creditors generally and principles of equity, whether considered at law or in equity.

                                       I.

  Based upon, and subject to, the foregoing and such other documents and information as we have considered necessary for the purposes hereof, we are of the opinion that:

  1. The Company is a corporation duly organized and existing under the laws of Virginia and is duly qualified as a foreign corporation in West Virginia and North Carolina. Neither the nature of the Company's business nor the properties it owns or holds under lease makes necessary qualification as a foreign corporation in any state where it is not now so qualified.

  2. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under the Agreements.

  3. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

  4. No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Notes, the Guarantee or the Preferred Securities, except (a) such as may be required under the Act, (b) the qualification of the Indenture, Guarantee Agreement and Trust Agreement under the Trust Indenture Act of 1939; (c) the approval of the State Corporation Commission of Virginia, which approval has been obtained and is sufficient to permit the Company to enter into the transactions contemplated by the Agreements; and (d) such as may be required under state securities or "Blue Sky" laws.

  5. Each of the Indenture, the Guarantee Agreement and the Trust Agreement has been duly authorized, executed and delivered by the Company, and, assuming each such agreement were, contrary to the intention stated therein, governed by Virginia law, would constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

  6. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment therefor, and assuming the Notes were, contrary to the intention stated therein, governed by Virginia law, would constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

  7. The Registration Statement is effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued and not withdrawn, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

  8. Each of the Indenture, the Guarantee Agreement and the Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended.

  9. Neither the Company nor the Trust is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  10. The statements and and legal conclusions contained in the Prospectus under the caption "Certain Federal Income Tax Consisderations" are correct in all material respects.

                                      II.

  We have participated in various conferences with the officers and directors of the Company and its independent certified public accountants. In some conferences you and your counsel also participated. At those conferences, the contents of the Registration Statement and Prospectus were discussed and revised. Since the dates of those conferences, we have inquired of certain officers whether there has been any material change in the affairs of the Company.

  Because of the inherent limitations in the independent verification of factual matters and the character of determinations involved in the preparation of registration statements under the Act, we are not passing upon, do not assume any responsibility for and make no representation that we have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as set forth in Paragraph 10 above. Also, we do not express any opinion or belief as to the financial statements or other financial or statistical information contained in the Registration Statement. However, subject to the foregoing, on the basis of our participation in the conferences referenced above and our examination of the documents referenced herein, we advise you that: (a) in our opinion, the Registration Statement, when it became effective, and the Prospectus, as of its date and as of the date hereof (other than the financial statements, schedules and other financial data included therein or excluded therefrom, as to which we express no opinion), comply as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder;
(b) we do not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or required to be filed as exhibits to the Registration Statement that are not described or filed as required; and (c) except as set forth in the Registration Statement, we do not know of any legal, administrative or judicial proceedings with respect to the Company that are required to be described therein. Further, nothing has come to our attention that leads us to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading; except that we make no statement with respect to the financial statements or other financial or statistical data included therein or excluded therefrom. The foregoing assumes that any statement contained in a document incorporated by reference shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed document incorporated by reference or in the Registration Statement or Prospectus.

  We do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia and the United States of America. This opinion letter may not be relied upon by, nor may copies be delivered to, any person without our prior written consent.

                          Yours very truly,


                          HUNTON & WILLIAMS

                                  SCHEDULE IV



                            PROPOSED FORM OF OPINION


                                       OF



                           POTTER ANDERSON & CORROON
                            Delaware Trust Building
                          Wilmington, Delaware  19899


                      RE:  VIRGINIA POWER CAPITAL TRUST I



                        ___% Trust Preferred Securities
                (liquidation amount $25 per Preferred Security)



                                 (Closing Date)



[name and address of
 representative]



Ladies and Gentlemen:

     We have acted as special Delaware counsel for Virginia Power Capital Trust I (the Trust) in connection with the issuance by the Trust of $5,400,000
___% Trust Preferred Securities (liquidation amount $25 per preferred security) of the Trust ("Preferred Securities") and the purchase and sale of the Preferred Securities pursuant to the Underwriting Agreement dated _________, 1995 between you, acting individually and as representative of the several Underwriters named in Schedule II thereto, the Company and the Trust. The Preferred Securities will be guaranteed by the Company with respect to the distributions and payments upon liquidation, redemption and otherwise pursuant to the Preferred Securities Guarantee Agreement, dated as of _________, 1995 between the Company and the Guarantee Trustee. The entire proceeds from the sale of the

Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities and will be used by the Trust to purchase $139,175,258 of ____% Junior Subordinated Notes issued by the Company, pursuant to an indenture, dated as of ___________, 1995 (the "Base Indenture"), as supplemented by a first supplemental indenture, dated as of ___________, 1995 (the Base Indenture, as supplemented, being referred to as the "Indenture") between the Company and the Debt Trustee.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

     We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, records of the Trust, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company, the Delaware Trustee, the Guarantee Trustee and the Debt Trustee, and other documents, as we have deemed it necessary to require as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Delaware Trustee, the Guarantee Trustee, the Debt Trustee and other appropriate persons and statements contained in the Registration Statement.

     Based upon the foregoing and subject to the assumptions, qualifications and limitations set forth herein, we are of the opinion that:

                    (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Preferred Securities and the Common Securities; and the Trust is not a party to or otherwise bound by any agreement other than those which are exhibits (or included in exhibits) to the Registration.

                   (ii) Assuming that the Trust Agreement has been duly authorized, executed and delivered by the Company and the Trustees, the Trust Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

                  (iii) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable beneficial interests in the assets of the Trust, and the issuance of the Common Securities is not subject to preemptive or other similar rights.

                   (iv) The Preferred Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and non-assessable beneficial interests in the assets of the Trust; the holders of the Preferred Securities will (subject to the terms of the Trust Agreement) be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware; and the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                    (v) To the best of our knowledge, all of the issued and outstanding Common Securities of the Trust are directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                   (vi) The Underwriting Agreement has been duly authorized, executed and delivered by the Trust.

                  (vii) The execution, delivery and performance of the Underwriting Agreement, the Trust Agreement, the Preferred Securities and the Common Securities; the consummation of the transactions contemplated therein; and the compliance by the Trust with its obligations thereunder do not and will not result in any violation of the Trust Agreement or related Certificate of Trust, and do not and will not conflict with, or result in, a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to us to which the Trust is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), of the Trust, (B) any existing applicable law, rule or regulation of the State of Delaware (other than the securities or blue sky laws of the State of Delaware, as to which we express no opinion) or (C) any judgment, order or decree known to us of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its properties.

     The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

     A. The foregoing opinions are limited to the laws of the State of Delaware (other than the securities laws and blue sky laws of the State of Delaware) presently in effect, and we have not considered, and we express no opinion on, the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto.

     B. We have assumed that all signatures on documents and instruments examined by us are genuine, that all documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us as copies conform with the originals, which facts we have not independently verified.

     This opinion is rendered solely for your benefit and may not be furnished or quoted to or relied upon by any other person or entity without our prior written consent, except that the law firms of Hunton & Williams and McGuire, Woods, Battle & Boothe may rely on this opinion in connection with the rendering by such firms of their opinions in connection with the rendering by such firms of their opinions of even date herewith with respect to the captioned matter.

                                    Very truly yours,



                                    POTTER ANDERSON & CORROON

                                   SCHEDULE V



                            PROPOSED FORM OF OPINION


                                       OF



                           RICHARDS, LAYTON & FINGER
                                   (Address)



                      RE:  VIRGINIA POWER CAPITAL TRUST I



                        ___% Trust Preferred Securities
                (liquidation amount $25 per Preferred Security)



                                 (Closing Date)


Lehman Brothers Inc.,
     as Representative
3 World Trade Center
New York, New York  10285

Dear Sirs:

     We have acted as counsel to Chemical Bank Delaware (the "Bank") in connection with the Amended and Restated Trust Agreement, dated as of August ___, 1995 (the "Trust Agreement") among Virginia Electric and Power Company and the Trustees named therein.

     In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Trust Agreement and certain resolutions adopted by the Board of Directors of the Bank.

Lehman Brothers Inc.
________, 1995
Page 2


     Based upon the foregoing, we are of the opinion that:

          i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware;

         ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Trust Agreement, has duly executed and delivered the Trust Agreement, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the Company and the trustees other than the Bank, the Trust Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

        iii) the execution, delivery and performance by the Bank of the Trust Agreement do not conflict with or constitute a breach of the charter or bylaws of the Bank.

        iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of Delaware having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Trust Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

Lehman Brothers Inc.
________, 1995
Page 3


     We are admitted to practice in the State of Delaware, and we express no opinion as to matters governed by any laws other than the laws of the State of Delaware and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                              Very truly yours,



                              RICHARDS, LAYTON & FINGER

                                  SCHEDULE VI



                            PROPOSED FORM OF OPINION


                                       OF



                            CRAVATH, SWAINE & MOORE
                                Worldwide Plaza
                                 825 8th Avenue
                           New York, New York  10019



                      RE:  VIRGINIA POWER CAPITAL TRUST I



                        ___% Trust Preferred Securities
                (liquidation amount $25 per Preferred Security)



                                 (Closing Date)


Lehman Brothers Inc.,
     as Representative
3 World Trade Center
New York, New York  10285

Dear Sirs:

     We have acted as counsel to Chemical Bank (the "Bank") in connection with
(a) the Subordinated Note Indenture, dated as of August ___, 1995 (the "Original Indenture"), between Virginia Electric and Power Company (the "Company") and the Bank, as Trustee, (b) the First Supplemental Indenture dated as of August ___, 1995 (together with the Original Indenture, herein called the "Indenture"), between the Company and the Bank, as Trustee, (c) the Guarantee Agreement dated as of August ___, 1995 (the "Guarantee Agreement"), between the Company, as Guarantor and the Bank, as Trustee, and (d) the Amended and Restated Trust Agreement, dated as of August ___, 1995 (the "Trust Agreement") among the Company, the Bank, as Property Trustee, Chemical Bank Delaware, as Delaware Trustee, and J. Kennerly Davis, Jr. and James P. Carney, as Administrative Trustees.

Lehman Brothers Inc.
________, 1995
Page 2


     In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture, the Trust Agreement, the Guarantee Agreement and certain resolutions adopted by the Board of Directors of the Bank.

     Based upon the foregoing, we are of the opinion that:

          i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

         ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, the Trust Agreement and the Guarantee Agreement, has duly executed and delivered the Indenture, the Trust Agreement and the Guarantee Agreement, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the Company, each of the Indenture, the Trust Agreement and the Guarantee Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

        iii) the execution, delivery and performance by the Bank of the Indenture, the Trust Agreement and the Guarantee Agreement do not conflict with or constitute a breach of the charter or bylaws of the Bank.

        iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture, the Trust Agreement or the Guarantee Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

Lehman Brothers Inc.
________, 1995
Page 3


     We are admitted to practice in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                         Very truly yours,



                                         CRAVATH, SWAINE & MOORE

                                  SCHEDULE VII



                            PROPOSED FORM OF OPINION


                                       OF



                    MCGUIRE, WOODS, BATTLE & BOOTHE, L.L.P.
                                One James Center
                           Richmond, Virginia  23219



                      RE:  VIRGINIA POWER CAPITAL TRUST I



                        ___% Trust Preferred Securities
                (liquidation amount $25 per Preferred Security)



                                 (Closing Date)



Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285-1600

Ladies and Gentlemen:

     We have acted as counsel for the several underwriters (the "Underwriters") named in the Underwriting Agreement dated ________, 1995 (the "Underwriting Agreement") with Virginia Electric and Power Company (the "Company") and Virginia Power Capital Trust I (the "Trust"), in connection with the purchase by the several Underwriters of 5,400,000 units of preferred undivided beneficial interest in the Trust (the "Preferred Securities") and related undivided interests in the Preferred Securities Guarantee and the Junior Subordinated Notes, all of which have been registered pursuant to the Company's registration statement on Form S-3 (No. _______ ). All terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

Lehman Brothers Inc.
__________, 1995
Page 2


     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials, certificates of officers and representatives of the Company and of the Property Trustee, the Delaware Trustee, the Guarantee Trustee, the Debt Trustee and the Administrative Trustees (collectively, the "Trustees"), and other instruments as we deemed necessary or advisable for the purpose of rendering this opinion. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Trustees and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned.

     We have also participated in the preparation of the Company's registration statement on Form S-3 (No. _______) (other than the documents incorporated by reference in the prospectus included therein (the "Incorporated Documents")), filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"). Although we did not participate in the preparation of the Incorporated Documents, we have reviewed such documents. In addition, we have reviewed the order of the Commission that declared the Registration Statement effective under the Act on ______, 1995. The registration statement (including the Incorporated Documents and the information deemed to be part of the registration statement at that time pursuant to Rule 430A of the Commission's rules and regulations under the Act), is hereinafter referred to as the "Registration Statement," and the final prospectus dated ______, 1995 in the form filed with the Commission pursuant to Rule 424(b) of its rules and regulations under the Act is hereinafter referred to as the "Prospectus."

     On the basis of the foregoing, we are of the opinion that:

     A. The Company is a corporation duly incorporated and existing under the laws of Virginia and is duly qualified as a foreign corporation in West Virginia and North Carolina, and has corporate power to transact its business as described in the Prospectus.

     B. The Trust is a statutory business trust duly created and existing under the laws of Delaware.

     C. The Underwriting Agreement has been duly authorized by all necessary corporate action and has been duly executed and delivered by the Company.

Lehman Brothers Inc.
__________, 1995
Page 3


     D. The Indenture has been duly authorized, executed and delivered by, and, assuming such Indenture were, contrary to the intention stated therein, governed by Virginia law, would constitute a valid and binding obligation of, the Company and has been duly qualified under the 1939 Act, except that we express no opinion as to the validity or enforceability of any covenant to pay interest on defaulted interest and except that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in force and general principles of equity.

     E. The Trust Agreement has been duly authorized, executed and delivered by, and, assuming such agreement were, contrary to the intention stated therein, governed by Virginia law, would constitute a valid and binding obligation of, the Company and has been duly qualified under the 1939 Act, except that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in force and general principles of equity.

     F. The Guarantee Agreement has been duly authorized, executed and delivered by, and, assuming such agreement were, contrary to the intention stated therein, governed by Virginia law, woudl constitute a valid and binding obligation of, the Company and has been duly qualified under the 1939 Act, except that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in force and general principles of equity.

     G. The Junior Subordinated Notes have been duly authorized by the Company and, when executed by the Company and completed and authenticated by the Debt Trustee in accordance with the Indenture and delivered and paid for as described in the Prospectus, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, except that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in force and general principles of equity.

     H. The Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust against payment of the consideration set forth in the Underwriting Agreement will have been duly issued.

     I. The Registration Statement has become effective and remains in effect at this date, and the Prospectus in the form filed as part of the Registration Statement, including all Incorporated Documents constituting a part thereof, may lawfully be used for the purposes specified in the Securities Act in

Lehman Brothers Inc.
__________, 1995
Page 4

connection with the offer for sale and the sale of Notes in the manner therein specified.

     The Registration Statement and the Prospectus (except the financial statements incorporated by reference therein, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, and to the applicable rules and regulations of the Commission thereunder.


     We have participated in conferences with counsel for and representatives of the Company in connection with the preparation of the Registration Statement and the Prospectus, and we have reviewed all Incorporated Documents and such of the corporate records of the Company as we deemed advisable. As to the statistical statements in the Registration Statement (which includes the Incorporated Documents), we have relied solely on the officers of the Company. As to other matters, we have not undertaken to determine independently the accuracy or completeness of the statements contained or incorporated by reference in the Registration Statement or in the Prospectus. None of the foregoing disclosed to us any information which gives us reason to believe that the Registration Statement or the Prospectus contained (except the financial statements incorporated by reference therein, as to which we express no opinion) on the date the Registration Statement became effective or now contains any untrue statement of a material fact or omitted on said date or now omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing opinion is given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

     J. An appropriate order of the Virginia Commission with respect to the transactions contemplated by the Underwriting Agreement has been issued, and said order remains in effect at this date and constitutes valid and sufficient authorization for the sale of the Preferred Securities as contemplated by the Underwriting Agreement.

     We are members of the Bar of the Commonwealth of Virginia only and we express no opinion as to any matters governed by any law other than the law of the Commonwealth of Virginia and the federal law of the United States of America. To the extent that

Lehman Brothers Inc.
__________, 1995
Page 5


the foregoing opinions involve matters governed by the laws of (i) Delaware and
(ii) North Carolina and West Virginia, we have relied upon the opinions of Messrs. Potter, Anderson & Corroon and Messrs. Hunton & Williams, respectively, concurrently delivered to you and we believe that you are justified in relying thereon.

     This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                                 Very truly yours,


                                  MCGUIRE, WOODS, BATTLE & BOOTHE, L.L.P.